UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2025

Beta Bionics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42491	47-5386878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hughes

Irvine, California 92618

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 427-7785

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BBNX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On June 22, 2025, Beta Bionics, Inc. (the “Company”) hosted its first Investor and Analyst Event in conjunction with the 85th Scientific Sessions of the American Diabetes Association (“ADA”). A copy of the presentation to be used by the Company during the event (the “Presentation”) is attached hereto as Exhibit 99.1 and incorporated by reference herein. A copy of the Presentation will also be available on the Company’s website in the “Investors – Events & Presentations” section at https://investors.betabionics.com. Information contained in, or that can be accessed through, the Company's website is not incorporated by reference into this report.

The information contained under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01 Other Events

On June 22, 2025, the Company announced updated “Real-world” iLet Bionic Pancreas (“iLet”) data sourced from iLet users who uploaded continuous glucose monitor (“CGM”) readings to the Beta Bionics cloud over the first two years after the iLet’s commercial launch (May 19, 2023 to May 18, 2025). 16,439 iLet users uploaded at least three-weeks’ worth of iLet data. Of those 16,439 iLet users, 14,952 had a pre-iLet baseline HbA1c value available (as provided to us by the medical providers).

Figure 1 shows the change from baseline HbA1c to glucose management indicator (“GMI”) – a population-based estimate of HbA1c based on mean CGM glucose that is widely accepted as an indicator in the diabetes industry – on the iLet for the group of 14,952 iLet users. Data from these users showed an overall improvement from an average baseline HbA1c of 8.9% to an average GMI of 7.3% on the iLet. Users saw a meaningful change from baseline HbA1c to follow-up GMI on iLet regardless of their baseline HbA1c. Additionally, over 84% of these users met the ADA’s hypoglycemia goals of less than 4% time below 70 mg/dL and less than 1% time below 54 mg/dL.

Figure 1. All iLet Users: Change from Baseline HbA1c to Follow-Up GMI While On the iLet

Figure 2 shows the HbA1c of adults with Type 1 Diabetes (“T1D”) in the United States based on the real-world data included in Pettus et al., Diabetes Care 2019;42:2220–2227 (“Pettus study”). The Pettus study included data from 31,430 adults, sourced from the Optum Humedica database between July 2014 and June 2016. Figure 2 also shows the baseline HbA1c of 10,333 iLet users who are adults and have T1D (as provided to us by the medical providers). The 10,333 iLet users included in Figure 2 who are adults and have T1D are a subgroup of the aforementioned 14,952 iLet users.

Figure 2. HbA1c of Adults with T1D in the U.S. Versus Baseline HbA1c of iLet Adult Users with T1D

Figure 3 shows the HbA1c of adults with T1D in the United States based on the Pettus study. Figure 3 also shows the follow-up GMI on iLet of the same 10,333 iLet users who are adults and have T1D as described above.

Figure 3. HbA1c of Adults with T1D in the U.S. Versus Follow-Up GMI of iLet Adult Users with T1D

Figure 4 shows the change from baseline HbA1c to GMI on the iLet for iLet users whose previous therapy before starting iLet was multiple daily injections (“MDI”) (as provided to us by the medical providers). Of the aforementioned 14,952 iLet users, 8,802 iLet users were identified as using MDI as their most recent therapy prior to starting iLet. Data from these previous MDI users showed an overall improvement from an average baseline HbA1c of 9.2% to an average GMI of 7.3% on the iLet. Users saw a meaningful change from baseline HbA1c to follow-up GMI on iLet regardless of their baseline HbA1c. Additionally, over 85% of users met the ADA’s aforementioned hypoglycemia goals.

Figure 4. iLet Users Coming from MDI: Change from Baseline HbA1c to Follow-Up GMI While On the iLet

Figure 5 shows the change from baseline HbA1c to GMI on the iLet for iLet users whose previous therapy before starting iLet was a competitive hybrid-closed loop (“HCL”) system (as provided to us directly by users). Competitive HCL systems include Tandem’s t:slim X2 and Mobi, Insulet’s Omnipod 5, and Medtronic’s MiniMed 670G, 720G, 750G, 760G, 770G, and 780G. Of the aforementioned 14,952 iLet users, 2,910 iLet users were identified as using a competitive HCL system as their most recent therapy prior to starting iLet. Data from these previous competitive HCL system users showed an overall improvement from an average baseline HbA1c of 8.1% to an average GMI of 7.3% on the iLet. Users saw a meaningful change from baseline HbA1c to follow-up GMI on iLet regardless of their baseline HbA1c. Additionally, over 83% of users met the ADA’s aforementioned hypoglycemia goals.

Figure 5. iLet Users Coming from Competitive HCL Systems: Change from Baseline HbA1c to Follow-Up GMI While On the iLet

Figure 6 shows the change from baseline HbA1c to GMI on the iLet for iLet users who are treated in endocrinology practices and primary care practices (as determined by Symphony Health Solutions’ database and the Centers for Medicare & Medicaid Services’ National Plan and Provider Enumeration System). Of the aforementioned 14,952 iLet users, 13,566 iLet users were identified as being treated in endocrinology practices, and 1,036 iLet users were identified as being treated in primary care practices. Data from iLet users treated in endocrinology practices and users treated in primary care practices showed a similar overall improvement from an average baseline HbA1c of 8.9% to an average GMI of 7.3% on the iLet. Users saw a similar improvement from baseline HbA1c to follow-up GMI on iLet regardless of their provider practice type. Additionally, over 84% of users met the ADA’s aforementioned hypoglycemia goals regardless of their provider practice type.

Figure 6. iLet Users Treated by Type of Provider Practice (Endocrinology or Primary Care)

Practice Type: Endocrinology
8.9
-1.6
7.3
Baseline HbA1c
iLet GMI

Practice Type: Primary Care
8.9
-1.6
7.3
Baseline HbA1c
iLet GMI

Practice Type: Endocrinology
Baseline HbA1c
>9% (N=5,195) 10.9%
Overall (N=13,566) 8.9%
7-9% (N=6,393) 8.0%
<7% (N=1,978) 6.4%
-3.3%
-1.6%
-0.7%
+0.6%
7.6%
7.3%
7.2%
7.0%
Average Baseline HbA1c
Average Change
Average GMI on the iLet

Practice Type: Primary Care
Baseline HbA1c
>9% (N=404) 10.9%
Overall (N=1,036) 8.9%
7-9% (N=482) 8.0%
<7% (N=150) 6.4%
-3.3%
-1.6%
-0.7%
+0.5%
7.6%
7.3%
7.2%
6.9%
Average Baseline HbA1c
Average Change
Average GMI on the iLet

Figure 7 shows the change from baseline HbA1c to GMI on the iLet for iLet users who use the pump in a “fully-closed loop” manner, defined as iLet users who announced less than one meal per day, on average, over the 21-day period from April 28, 2025 to May 18, 2025 (as determined by meal announcements inputted into the iLet App). Of the aforementioned 14,952 iLet users, 2,416 iLet users were identified as using the pump in a “fully-closed loop” manner. On average, “fully-closed loop” iLet users announced approximately one meal every three days. Data from “fully-closed loop” iLet users showed an overall improvement from an average baseline HbA1c of 9.4% to an average GMI of 7.5% on the iLet during the 21-day period. Users saw a meaningful change from baseline HbA1c to follow-up GMI on iLet regardless of their baseline HbA1c, and approximately 83% of users met the ADA’s aforementioned hypoglycemia goals. Additionally, those users showed an average time in range (defined as blood glucose levels between 70 and 180 mg/dL as determined by CGM readings) of approximately 62%. Lastly, 530 iLet users were identified as not having announced a single meal in the aforementioned 21-day period, and those users showed an overall improvement from an average baseline HbA1c of 9.4% to an average GMI of 7.4% on the iLet during the 21-day period. Additionally, approximately 86% of those users met the ADA’s aforementioned hypoglycemia goals.

Figure 7. “Fully-Closed” Loop iLet Users: Change from Baseline HbA1c to Follow-Up GMI

While On the iLet

Figure 8 shows the change from baseline HbA1c to follow-up GMI on the iLet relative to the duration of iLet use from initialization to day 42. These data are sourced from all iLet users who uploaded CGM readings to the Beta Bionics cloud over the first two years after the iLet’s commercial launch (May 19, 2023 to May 18, 2025). 90% of these users had a baseline HbA1c available, but all users were included in the analysis regardless of whether or not they had a baseline HbA1c available. In total, 30,077 iLet sessions were uploaded. A session reflects each initial use of an iLet or after a factory reset. Most iLets had only one session. iLet sessions showed an overall improvement from an average baseline HbA1c of 8.9% to an average GMI of 7.4% on the iLet after 42 days. On average, the iLet sessions took two days to reach a near steady-state GMI of 7.4%, suggesting that the adaptive algorithm “warms-up” just two days after initiation.

Figure 8. Change from Baseline HbA1c to Follow-Up GMI On the iLet Relative to the Duration of iLet Use

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this Current Report on Form 8-K that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding the potential benefits of the iLet, including the overall improvement reflected in the data between average baseline HbA1c and an average GMI on the iLet. These forward-looking statements are based on the beliefs of the management of the Company as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks and uncertainties, including business, regulatory, economic and competitive risks and uncertainties about the Company, including, without limitation, risks inherent in developing product candidates, future results from the Company’s ongoing and future studies and clinical trials, the Company’s ability to obtain adequate financing to fund its product development and other expenses, risks that real-world data or future results may not be consistent with interim, initial or preliminary results or results from prior preclinical studies or clinical trials, trends in the industry, the Company’s relationships with its existing and future collaboration partners, the legal and regulatory framework for the industry, future expenditures and the potential impacts of global macroeconomic conditions. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. Other factors that may cause the Company’s actual results to differ from current expectations are discussed in the Company’s filings with the Securities and Exchange Commission, including the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this Current Report on Form 8-K is given. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Investor and Analyst Event Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Beta Bionics, Inc.

By:	/s/ Sean Saint
Sean Saint
President and Chief Executive Officer

Dated: June 23, 2025